SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  AUGUST 14, 1998
                                                  ---------------

                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


   Delaware                         0-22616                     52-1822078
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(State or Other                   (Commission                  (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)


110 East 59th Street, New York, New York                           10022
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(Address of Principal Executive Offices)                         (Zip Code)

        Registrant's Telephone Number, including area code  (212) 906-8440
                                                            --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.
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     On August 17, 1998, NTL Incorporated  ("NTL") and Comcast UK Cable Partners
Limited  ("ComCast  UK")  announced  that Comcast UK and NTL had entered into an
agreement  (the  "Telewest   Agreement")   with  Telewest   Communications   plc
("Telewest") relating to Comcast UK's ownership interests in Birmingham Cable Corporation Limited, Comcast UK's and Telewest's respective ownership interests in Cable London plc and certain other related matters.

     Pursuant to the Telewest Agreement, Comcast UK has agreed to sell its 27.5% ownership interest in Birmingham Cable to Telewest for UK 125 million pounds sterling, plus UK 5 million pounds sterling for certain subordinated debt and fees owed to Comcast UK, and Comcast UK and Telewest have resolved their differences regarding the operations of the terms of the Co-Ownership Agreement between them as principal shareholders of Birmingham Cable and the Articles of Association of Birmingham Cable. Comcast UK and Telewest have also agreed within a certain time period to rationalize their joint ownership of Cable London pursuant to an agreed procedure. Generally between six and nine months after the Amalgamation, Comcast UK (or NTL following the Amalgamation) will notify Telewest of the price at which it is willing to sell its 50% ownership interest in Cable London to Telewest. Following such notification, Telewest at its option will be required at that price to either purchase Comcast UK's 50% ownership interest in Cable London or sell its 50% ownership interest in Cable London to Comcast UK (or NTL).

     The arrangements with Telewest are not dependent upon the consummation of Comcast UK's amalgamation (the "Amalgamation") with a wholly-owned subsidiary of NTL.

     As a result of the Telewest Agreement, the status of Comcast UK's ownership interest in Cable London has been resolved for purposes of the Amalgamation and, assuming consummation of the sale of Comcast UK's ownership interest in Birmingham Cable to Telewest immediately prior to the Amalgamation, Comcast UK shareholders will receive in the Amalgamation 0.3745 shares of NTL common stock for each Comcast UK share.

     In connection with the Telewest Agreement, Comcast UK and NTL have agreed to extend the termination date for the Amalgamation from October 5, 1998 to November 4, 1998.

     A copy of the press announcement and agreements referred to above are attached hereto as exhibits and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits
------    ---------------------------------

          Exhibits

   99.1   Press release issued August 17, 1998.

   99.2   Agreement between Telewest Communications plc, Telewest Communications
          Holdings   Limited,   Comcast  UK  Cable  Partners   Limited  and  NTL
          Incorporated.

   99.3 Amendment No. 2 to Agreement and Plan of Amalgamation among NTL Incorporated, NTL (Bermuda) Limited and Comcast UK Cable Partners Limited.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       NTL INCORPORATED
                                         (Registrant)


                                       By: /s/ Richard J. Lubasch
                                       ----------------------------------
                                       Name:  Richard J. Lubasch
                                       Title: Senior Vice President-
                                                General Counsel


Dated: August 18, 1998

                                  EXHIBIT INDEX
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Exhibit                                                                    Page
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   99.1   Press release issued August 17, 1998.

   99.2   Agreement between Telewest Communications plc, Telewest
          Communications Holdings Limited, Comcast UK Cable Partners Limited and NTL Incorporated.

   99.3 Amendment No. 2 to Agreement and Plan of Amalgamation among NTL Incorporated, NTL (Bermuda) Limited and Comcast UK Cable Partners Limited.